STATEMENT OF INVESTMENTS
BNY Mellon Worldwide Growth Fund

July 31, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 99.2%
Banks - 1.9%
JPMorgan Chase & Co.	136,600		21,577,336
Capital Goods - 2.4%
Assa Abloy AB, Cl. B	713,840		17,157,007
BAE Systems PLC	899,400		10,750,638
			27,907,645
Consumer Discretionary Distribution - 3.7%
Amazon.com, Inc.	323,790	[a]	43,284,247
Consumer Durables & Apparel - 6.1%
Hermes International	7,326		16,242,780
LVMH Moet Hennessy Louis Vuitton SE	58,665		54,704,288
			70,947,068
Consumer Services - 3.3%
Marriott International, Inc., Cl. A	78,580		15,858,230
McDonald's Corp.	79,085		23,187,722
			39,045,952
Energy - 7.5%
Chevron Corp.	264,390		43,270,067
Hess Corp.	289,210		43,881,833
			87,151,900
Financial Services - 10.1%
BlackRock, Inc.	34,160		25,239,116
London Stock Exchange Group PLC	125,035		13,578,436
Mastercard, Inc., Cl. A	49,020		19,327,606
S&P Global, Inc.	50,917		20,087,266
Visa, Inc., Cl. A	165,140	[b]	39,258,732
			117,491,156
Food, Beverage & Tobacco - 8.5%
Diageo PLC, ADR	81,910	[b]	14,411,245
Nestle SA, ADR	207,435		25,493,762
PepsiCo, Inc.	98,340		18,434,816
Philip Morris International, Inc.	216,315		21,570,932
The Coca-Cola Company	314,335		19,466,767
			99,377,522
Health Care Equipment & Services - 6.1%
Abbott Laboratories	181,525		20,209,179
EssilorLuxottica SA	90,580		18,219,490
Intuitive Surgical, Inc.	47,510	[a]	15,412,244
UnitedHealth Group, Inc.	33,620		17,024,159
			70,865,072

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description		Shares		Value ($)
Common Stocks - 99.2% (continued)
Household & Personal Products - 5.8%
L'Oreal SA, ADR		554,700		51,653,664
The Estee Lauder Companies, Inc., Cl. A		27,800		5,004,000
The Procter & Gamble Company		73,150		11,433,345
				68,091,009
Insurance - 1.2%
AIA Group Ltd.		1,374,475		13,640,945
Materials - 3.0%
Air Liquide SA, ADR		454,919	[b]	16,331,592
Air Products & Chemicals, Inc.		59,520		18,173,242
				34,504,834
Media & Entertainment - 6.7%
Alphabet, Inc., Cl. C		328,310	[a]	43,701,344
Comcast Corp., Cl. A		349,355		15,811,807
Nintendo Co. Ltd.		266,070		12,063,062
Tencent Holdings Ltd.		147,775		6,715,237
				78,291,450
Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
AstraZeneca PLC		115,320		16,554,824
Novo Nordisk A/S, ADR		265,875		42,832,462
Roche Holding AG, ADR		403,035	[b]	15,597,455
				74,984,741
Semiconductors & Semiconductor Equipment - 5.6%
ASML Holding NV		44,500		31,880,245
Texas Instruments, Inc.		185,320		33,357,600
				65,237,845
Software & Services - 11.2%
Adobe, Inc.		28,455	[a]	15,541,267
Intuit, Inc.		30,985		15,855,025
Microsoft Corp.		295,395		99,229,088
				130,625,380
Technology Hardware & Equipment - 6.0%
Apple, Inc.		358,620		70,450,899
Transportation - 3.7%
Canadian Pacific Kansas City Ltd.		350,220		28,819,604
Union Pacific Corp.		62,775		14,565,056
				43,384,660
Total Common Stocks (cost $489,838,080)				1,156,859,661
	1-Day Yield (%)
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $8,079,092)	5.38	8,079,092	[c]	8,079,092

Investment of Cash Collateral for Securities Loaned - .1%
Registered Investment Companies - .1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,505,520)	5.38	1,505,520	[c]	1,505,520
Total Investments (cost $499,422,692)		100.0%		1,166,444,273
Liabilities, Less Cash and Receivables		(.0%)		(397,198)
Net Assets		100.0%		1,166,047,075

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At July 31, 2023, the value of the fund’s securities on loan was $41,098,250 and the value of the collateral was $41,757,926, consisting of cash collateral of $1,505,520 and U.S. Government & Agency securities valued at $40,252,406. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Worldwide Growth Fund

July 31, 2023 (Unaudited)

The following is a summary of the inputs used as of July 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,156,859,661	-	-	1,156,859,661
Investment Companies	9,584,612	-	-	9,584,612

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At July 31, 2023, accumulated net unrealized appreciation on investments was $667,021,581, consisting of $670,939,087 gross unrealized appreciation and $3,917,506 gross unrealized depreciation.

At July 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.